UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 25, 2018

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2018, we held the annual meeting of shareholders of Calavo Growers, Inc. at 15765 W. Telegraph Road, Santa Paula, California, 93060. At the meeting, the holders of our outstanding common stock acted on the following matters:

(1) The shareholders elected the following 13 directors, each to serve for a term of one year. Each nominee received the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lecil E. Cole	14,629,882	3,058,775	2,584,123
James D. Helin	8,568,524	3,338,500	2,584,123
Donald M. Sanders	8,818,686	3,065,588	2,584,123
Marc L. Brown	6,425,055	5,459,219	2,584,123
Michael A. DiGregorio	8,539,473	3,344,801	2,584,123
Scott Van Der Kar	7,897,197	5,366,117	2,584,123
J. Link Leavens	10,176,954	5,433,159	2,584,123
Dorcas H. Thille	6,655,198	5,521,355	2,584,123
John M. Hunt	9,031,240	3,392,534	2,584,123
Egidio Carbone, Jr.	7,652,876	4,579,850	2,584,123
Harold Edwards	8,341,520	7,442,754	2,584,123
Steven Hollister	11,670,366	236,658	2,584,123
Kathleen M. Holmgren	11,429,418	454,856	2,584,123

(2) The shareholders voted for the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for fiscal 2018. Votes cast were as follows:

For	15,662,254
Against	24,854
Abstain	14,750

(3) The shareholders voted on an advisory basis to approve the compensation of the executive officers of Calavo Growers, Inc. as disclosed in the company’s 2018 proxy statement. Votes cast were as follows:

For	12,627,935
Against	401,743
Abstain	88,057
Broker Non-Votes	2,584,123

(4) The shareholders voted on an advisory basis on the frequency of holding future shareholder advisory votes on executive compensation. Votes cast were as follows:

Every 1 Year	12,596,397
Every 2 Years	48,100
Every 3 Years	314,808
Abstain	158,430
Broker Non-Votes	2,584,123

Based upon the results of this shareholder advisory vote, the Board of Directors of Calavo Growers, Inc. has determined to follow the stockholders’ recommendation and to include in future proxy statements an annual shareholder advisory vote on the compensation of the Company’s executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
April 26, 2018
	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President
(Principal Executive Officer)

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